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                                                                  EXHIBIT 10.57

Loan No. 0250016750
                             AMENDMENT AGREEMENT
                                Promissory Note
                                  (Term Loan)

     THIS AGREEMENT made this  25th day of   September  , 1995 by and among
Standard Federal Bank, a federal savings bank ("Standard Federal"), Galion Holding Company, a Michigan corporation, Galion Solid Waste Equipment, Inc., a Michigan corporation, Galion Dump Bodies, Inc., a Michigan corporation, and M.E.G. Equipment Sales of Florida, Inc., a Florida corporation (collectively, "Borrower"), and McClain Industries, Inc. ("Guarantor").

         RECITALS:

         A. Borrower executed and delivered to Standard Federal a Promissory Note (Term Loan) dated September 15, 1994, in the original principal amount of $2,000,000.00 (the "Note"), executed pursuant to a Loan Agreement, dated September 15, 1994, as amended February 16, 1995, May 5, 1995 and June 22, 1995 (the "Loan Agreement"), secured by a Security Agreement dated September 15, 1994 and a Security Agreement dated June 22, 1995 (the "Security Agreements"), and Two Open-End Commercial Mortgages and Assignments of Lease and Rentals dated June 29, 1993, as amended (the "Mortgages"), and guaranteed by the Guarantor pursuant to a Guaranty dated May 5, 1995 (the "Guaranty").

         B. The Borrower has requested a decrease in the effective interest rate under the Note and Standard Federal and the Guarantor are agreeable thereto.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and of other good and valuable consideration the receipt and sufficiency whereof are hereby acknowledged, the parties hereto hereby warrant, represent and agree as follows:

         1. The Borrower is a Michigan or Florida corporation, as the case may be, in good standing. All corporate resolutions heretofore delivered to Standard Federal relative to borrowing money and granting security interests remain in full force and effect. Borrower has duly authorized and validly executed and delivered this Amendment Agreement and such Agreement and the Note (as hereby amended) are valid and enforceable according to their terms and do not conflict with or violate Borrower's corporate charter or by-laws or any agreement or covenants to which Borrower is a party.

         2. The first sentence of the second paragraph of the Note is hereby deleted in its entirety and replaced by the following new sentence, effective as of ________________, 1995:

                 The principal outstanding under this Note from time to time shall bear interest ("Effective Interest Rate"), on a basis of a year of 360 days for the actual number of
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         days amounts are outstanding hereunder, at a rate per annum equal to the Wall Street Journal Prime Rate.

         3. Except as herein amended, the Note, Security Agreements, Mortgages and Guaranty shall remain in full force and effect. This Amendment Agreement may be attached to the Note as a rider, but such attachment shall not be necessary to the validity thereof.

         4. Guarantor acknowledges and consents to the amendment to the Note herein provided and agrees that the Guaranty shall continue and remain in full force and effect with respect to the Note as herein amended.

         IN WITNESS WHEREOF the parties hereto have executed this agreement the day and date first above written.

Witness:                                BORROWER:

                                        GALION HOLDING COMPANY, a Michigan
                                             corporation


                                  By:
---------------------------          --------------------------------
                                             E. James Zabinski
                                             Vice President/Treasurer

                                  Taxpayer Identification Number:
                                  38-3060196

                                  GALION SOLID WASTE EQUIPMENT, INC.,
                                             a Michigan corporation


                                  By:

---------------------------          --------------------------------
                                             E. James Zabinski
                                             Treasurer

                                  Taxpayer Identification Number:

                                  ----------------------------------

                                  GALION DUMP BODIES, INC., a Michigan
                                             corporation


                                  By:
---------------------------          --------------------------------

                                             Carl Jaworski
                                             Treasurer

                                  Taxpayer Identification Number:

                                  ----------------------------------





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                                  M.E.G. EQUIPMENT SALES OF FLORIDA,
                                       INC., a Florida corporation


                                  By:
---------------------------          -------------------------------
                                       E. James Zabinski
                                       Treasurer

                                  Taxpayer Identification Number:
                                  59-3241829

                                  Address:  6200 Elmridge
                                  Sterling Heights, MI 48318


                                  GUARANTOR:

                                  McClain Industries, Inc., a
                                       Michigan corporation



                                  By:
---------------------------          -------------------------------
                                       E. James Zabinski


                                       Its: Treasurer
                                            -------------------------


                                  Standard Federal Bank, a federal
                                       savings bank


                                  By:
                                     -----------------------------

                                     Its:
                                         -------------------------




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